CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

CLEARWATER SELECT EQUITY FUND

CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 29, 2024

The date of this Supplement is July 19, 2024.

Effective July 1, 2024, Gordon Wotherspoon of Parametric serves as an additional portfolio manager for the Core Equity Fund, Select Equity Fund, and International Fund.

Accordingly, the SAI is amended as follows.

1.   The following rows are added to the table under the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Gordon Wotherspoon**	Core Equity Fund, Select Equity Fund, International Fund	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 96,675 accounts with approximately $275.67 billion in assets.

**  Data for this portion of the table is as of April 30, 2024.

2.   Mr. Wotherspoon is added to the row corresponding to Parametric’s portfolio managers of the Core Equity Fund, Select Equity Fund, and International Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest.”

3.   Mr. Wotherspoon is added to the row corresponding to Parametric’s portfolio managers of the Core Equity Fund, Select Equity Fund, and International Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure.”

4.   The following row is added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Gordon Wotherspoon*	Core Equity Fund, Select Equity Fund, International Fund	A

* Data for this portion of the table is as of June 30, 2024.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.